Exhibit 10.4



      ASSIGNMENT OF INTELLECTUAL PROPERTY AND TRANSFER OF RIGHTS AGREEMENT


This Assignment of Intellectual Property and Transfer of Rights Agreement (this "Agreement") is made and entered into as of September 23, 1998 (the "Effective Date") by and between Sierra Monitor Corporation, a California corporation with principal offices at 1991 Tarob Court, Milpitas, CA 95035 (the "Company") and Edward Hague, an individual ("Seller") who is a California resident. Each of the Company and Seller is sometimes hereinafter referred to as a "Party" and, collectively, they are sometimes hereinafter referred to as "the Parties".

                                    RECITALS:

         WHEREAS,   Seller   now   owns  a  line  of   products   known  as  the
"Communications Bridge", as more fully described on the List of Assets attached hereto as Exhibit A (the "Communications Bridge.")

         WHEREAS, for purposes of this Agreement, the product and the term "Communications Bridge" shall include all right, title and interest in and to the Communications Bridge, including, but not limited to, all related computer programs (including the underlying source code and object code), software, customer lists, intellectual property and all other rights developed by, owned by, or otherwise granted to, Seller;

         WHEREAS, the Company now desires to acquire all rights from Seller to the Communications Bridge, so that the Company can manufacture, distribute and sell the Communications Bridge as well as to further develop such products and related products;

         WHEREAS, the Company now desires to purchase, and Seller desires to sell, the Communications Bridge in exchange for a cash payment and unregistered shares of the Company's common stock; and

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein and for other good and valuable consideration, the Company and Seller agree, as follows:

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


                                  Exhibit 10.4

                                   AGREEMENT:

         1.       Sale, Assignment and Transfer of the Communications Bridge.

                  (a) Intellectual Property and Rights Transferred. Seller hereby grants and irrevocably assigns all right, title and interest whatsoever, throughout the world, in and to the computer programs, software, source and object code, documentation, and all other rights owned by, or otherwise granted to, Seller known as the Communications Bridge, including, without limitation, the rights and works specifically listed on Exhibit A hereto as well as all intellectual property rights, including but not limited to, copyrights, patents, trademarks and trade secrets associated with the Communications Bridge, to the Company, its successors and assigns, for the full duration of all such rights,
and  any  renewals  and   extensions   thereof.   The  Parties  agree  that  the
Communications Bridge to be transferred shall include all related support materials, work-in-progress and documentation owned by Seller including notes, records, sketches, drawings, specifications, and any other material related to the Communications Bridge. Such transferred Communications Bridge, including all such support materials and documentation, will remain the sole property of the Company.

                  (b) Computer Programs and Software Transferred. The Parties agree that such computer programs and software transferred as part of the Communications Bridge assigned to the Company shall include the underlying source code as written in the programming language used by Seller in its original development. In addition, the Parties agree that, except for the representations, warranties, agreements and covenants contained in this Agreement, Seller is providing such computer programs and software to the Company on an "as is" basis with no warranty that such programs are error-free and without any express or implied warranty of merchantability or fitness for a particular purpose and with no ongoing maintenance or support obligations. Seller further agrees that the Company shall have the right to alter, modify or combine the transferred computer programs, software and other portions of the Communications Bridge with other works, and hereby waives any claim that any new versions, developments or derivative works involving the Communications Bridge constitutes a violation of any "moral rights" or a distortion, mutilation or disparagement or contains unauthorized variations of the same. As of the Effective Date, the Company shall assume all costs of the further development and support of the Communications Bridge, including those related, but not limited to, salaries, consulting services and equipment; however, nothing herein shall require or otherwise obligate the Company to assume any obligations or liabilities of Seller, or to continue the production, sales and/or development of the Communications Bridge.

                  (c) Cooperation in Securing  Rights.  Seller hereby  covenants and agrees that he will assist and cooperate with the Company, or its designee, in every proper way to further secure the Company's rights in the Communications Bridge hereby assigned to the Company together with any copyrights, patents, trademarks, trade secrets or other intellectual property rights relating thereto in any and all countries. Such cooperation and assistance of Seller shall include, but not be limited to, the giving of testimony and the prompt execution of all applications, specifications, oaths, assignments and all other instruments which the Company deems necessary in order to apply for, perfect, obtain and sustain such intellectual property rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive right, title and interest in and to such transferred Communications Bridge and any copyrights, patents, trademarks, trade secrets or other intellectual property rights relating thereto, including the filing and prosecution of substitute, divisional, continuing or additional applications covering said intellectual property rights, including without limitation, reissues and reexaminations, opposition proceedings, cancellation proceedings, priority contests, public use proceedings, infringement actions and court actions; provided, however, that if Seller is not then employed by the Company, the Company shall reimburse Seller for his reasonable time, on the basis of Seller's then current standard consulting rates as determined by reference to the rates actually charged by Seller to his other then current clients, and expenses in connection with providing such cooperation.

                  (d) Validity of the Transfer of Communications Bridge. Seller represents and warrants (i) that Seller has not previously granted any rights in the Communications Bridge to any third party (which have not otherwise been reacquired in full by Seller prior to the Effective Date); and (ii) that Seller currently has the full power and authority to make and enter into this Agreement and to make the present assignment of the

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
                                  Exhibit 10.4

Communications Bridge to the Company as contemplated by this Agreement. The Company represents and warrants to Seller (i) that the Company has the right, power and authority to enter into and fully perform its obligations hereunder; and (ii) the making of this Agreement by the Company does not violate any other agreement between the Company and any third party.

         2. Consideration. Upon the execution of this Agreement and contemporaneous with the transfer of the Communications Bridge to the Company, the Company will simultaneously, or as soon as practical thereafter, deliver to Seller (i) a certificate registered in Seller's name representing Two Hundred Eleven Thousand Three Hundred and Twenty-Five (211,325) unregistered shares of the Company's common stock (the "Shares") and (ii) a check (or checks) payable to Seller for a total of One Hundred and Thirty Thousand and Three Hundred Dollars (U.S. $130,300, the "Payment"). Such Payment shall be inclusive of all applicable taxes, fees or other assessments, if any, involved with this transfer. In addition, such Payment shall be inclusive of any expenses or fees of any nature whatsoever, claimed or to be claimed by Seller in connection with the preparation of this Agreement or involved with the transfer of such Communications Bridge to the Company.

         3. Representations. The Seller agrees that he will execute any proper oath or verify any proper document required to carry out the terms of this Agreement. The Seller agrees that his performance of all the terms of this Agreement will not breach any other agreement to keep in confidence proprietary information acquired by him in confidence or in trust prior to his employment by the Company. The Seller hereby agrees, represents and warrants that he has not entered into, and will not enter into, any oral or written agreement in conflict with this Agreement.

         4. Acquisition of Shares of Common Stock. In connection with his acquisition of the Shares of common stock of the Company, Seller hereby represents to the Company the following:

                  (a) Seller is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Seller is acquiring the Shares for investment purposes only for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b)  Seller   understands   that  the  Shares  have  not  been
registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of his investment intent as expressed herein. In this connection, Seller understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if his representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the securities, or for a period of one year or any other fixed period in the future.

                  (c) Seller further understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Seller understands that the Company is under no obligation to register the Shares. In addition, Seller understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of such Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

                  (d) Seller is familiar with the provisions of Rules144 and 701, each promulgated under the Securities Act, which, in substance, permit the limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. In the event that the Company remains subject to the reporting requirements of Section13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), any securities exempt under Rule 701 may be resold by the Seller ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including amount other things: (i) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and (ii) in the case of an affiliate, the availability of certain public information about the Company, and the

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                                  Exhibit 10.4

amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the Shares of the Company do not qualify under Rule 701 at the time of acquisition, then such Shares may be resold by the Seller in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one year after the Seller has acquired, and made full payment for (within the meaning of Rule 144), the Shares to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, if applicable.

                  (e) Seller further understands that while a public market currently exists for shares of the Company's common stock, the Shares that Seller is acquiring pursuant to the terms of this Agreement have not been registered under the Securities Act and, further, that at the time that Seller wishes to sell the Shares, there may be no public market upon which to make such a sale. Even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Seller would be precluded from selling the Shares under Rule 144 or 701 even if the one-year minimum holding period had been satisfied.

                  (f) Seller further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (g) The address set forth below is the Seller's true and correct address of residence, and the Seller has no present intention of becoming a resident of any other state or jurisdiction.

       10. Legends. Each certificate or instrument representing the Shares and securities issuable upon conversion thereof will be endorsed with the following legends:

                  (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATE RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE."

                  (b) Any other legends required by California law or other applicable state blue sky laws.

         11.      General Provisions.

                  (a) Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Seller and supersedes, merges and replaces any and all prior oral and written agreements and understandings relating to the subject matter of this Agreement. Each Party represents that it has had the opportunity to consult with an attorney and has carefully read and understands the scope and effect of the provisions of this Agreement. There are no representations, agreements, arrangements or understandings, oral or written, among the Parties relating to the subject matter of this Agreement that are not fully expressed in this Agreement and

                                  Exhibit 10.4

neither Party has relied upon any representation or statement made by the other Party in entering into this Agreement that is not specifically set forth in this Agreement.

                  (b) Modification. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by both the Company and Seller.

                  (c) Authority. Each of the Parties hereto represents and warrants that the undersigned has the authority to act on behalf of such Party and to bind such Party and all who may claim through it to the terms and conditions of this Agreement. Each of the Parties further represents and warrants that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released in this Agreement.

                  (d) Execution and Validity of Agreement. Each of the Parties hereto agrees to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. Each of the Parties hereto hereby represents and warrants that its performance of all the terms of this Agreement will not breach any other agreements to keep in confidence proprietary information acquired by it in confidence or in trust from an outside third party and each of the Parties further covenants and agrees that they will not enter into, any oral or written agreements in conflict herewith.

                  (e) Waiver. No failure or delay by either of the Parties in exercising any right, power or privilege under this Agreement will operate as a waiver thereof. The waiver by either of the Parties of a breach of any provision of this Agreement will not operate or be construed as a waiver of any other or subsequent breach.

                  (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Agreement shall continue in full force and effect without said provision and the Parties agree to amend this Agreement and to substitute and replace such void or unenforceable provision with a new enforceable provision negotiated in good faith which most nearly effects the Parties original intent upon entering into this Agreement.

                  (g) Assignment. Neither of the Parties to this agreement may assign its rights or delegate its duties hereunder without the prior written consent of the other Party.

                  (h) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the respective legal representatives, successors and permitted assigns of the Parties.

                  (i) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given upon actual receipt or
(i) upon delivery, if personally delivered, (ii) after three days upon deposit in the mail if sent by prepaid registered or certified mail, return receipt requested, or (iii) the next business day after delivery to a commercial overnight courier service, unless upon appropriate investigation such courier's records indicate a latter date. All such notices shall be addressed to the other Party at the appropriate address set forth below or at other such address for which such Party has previously provided the other under the terms of notice hereunder.

                  (j) Costs. Except as otherwise specifically provided herein, the Parties shall each bear their own costs, attorneys' fees and other fees incurred in connection with the preparation and execution of this Agreement.

                  (k) Disputes. In the event of a dispute between the Parties arising from or related to this Agreement, the Parties agree that the prevailing party in such dispute shall be entitled to reimbursement of reasonable attorneys' fees and expenses, in addition to any other rights and remedies that it may have.

                  (l) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely in California by California residents.

                                  Exhibit 10.4

                  (m) Consent to Jurisdiction. Each of the Parties hereto hereby expressly agrees and consents that the California state courts located within the County of Santa Clara, California shall be the exclusive jurisdiction and venue in which to adjudicate any dispute arising from or relating to this Agreement (unless, if there is exclusive federal jurisdiction, then the United States District Court for the Northern District of California shall be the exclusive jurisdiction and venue for such matters.) Furthermore, each of the Parties hereby expressly consents to (i) personal jurisdiction of the federal and state courts within California, (ii) service of process being effected upon it by registered mail sent to the appropriate address first set forth at the beginning of this Agreement or at other such address for which such Party has previously provided under the terms of notice hereunder, and (iii) the uncontested enforcement of a final judgment from such court in any other jurisdiction wherein such Party or any of its assets are present.

                  (n) Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the Parties hereto have caused this Assignment of Intellectual Property and Transfer of Rights Agreement to be executed and delivered as of the Effective Date first set forth above.

COMPANY:                                         SELLER:

SIERRA MONITOR CORPORATION


By:   /S/  Gordon R. Arnold                      By: /S/  Edward Hague
      -----------------------------                  ---------------------------
      Gordon R. Arnold, President                    Edward Hague
      Address:   1991 Tarob Court                    Address: Resident of
                 Milpitas, CA 95035                           California


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